EXHIBIT 24.1

                              POWER OF ATTORNEY
                              _________________


     KNOW ALL MEN BY THESE PRESENTS, that each of Unifi, Inc. and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes constitutes and appoints William T. Kretzer and Willis C. Moore, III, each of them acting individually, its and his true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officers' and Directors' capacity or capacities as shown below,
(a) a Registration Statement on Form S-8 (including a reoffering prospectus prepared in accordance with Form S-3 if said Attorneys deem the filing of the same to be appropriate) (or other appropriate form) and all other documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments to the foregoing (hereinafter called the "Registration Statement"), with respect to the registration under the Securities Act of 1933, as amended, of such number of shares as may be necessary to fully register the Unifi, Inc. 1996 Incentive Stock Option Plan and the Unifi, Inc. 1996 Non-Qualified Stock Option Plan, and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by the Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of Unifi, Inc. and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Unifi, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid and each of Unifi, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.


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     IN WITNESS WHEREOF, Unifi, Inc. has caused this power of attorney to be signed on its behalf and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand as of the date indicated below.

     UNIFI, INC.
     (Registrant)



By:	WILLIS C. MOORE, III
   	Willis C. Moore, III
   	Vice President and
   	Chief Financial Officer	                                 September 5, 1997



G. ALLEN MEBANE, IV 		          Chairman of the 	            September 5, 1997
G. Allen Mebane, IV		           Board of Directors



WILLIAM T. KRETZER		            President, Chief	            September 5, 1997
William T. Kretzer		            Executive Officer
                                (Principal Executive
                                Officer) and Director


JERRY W. ELLER			               Executive Vice	              September 5, 1997
Jerry W. Eller			               President and
                                Director


G. ALFRED WEBSTER			            Executive Vice	              September 5, 1997
G. Alfred Webster			            President and
                                Director


ROBERT A. WARD             	    Director	                    September 5, 1997
Robert A. Ward


CHARLES R. CARTER        	      Director	                    September 5, 1997
Charles R. Carter


                       		       Director  	                  September 5, 1997
Kenneth G. Langone



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DONALD F. ORR               	   Director	                    September 5, 1997
Donald F. Orr


J. B. DAVIS                     Director	                    September 5, 1997
J. B. Davis



                           	    Director	                    September 5, 1997
R. Wiley Bourne, Jr.